UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2018

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 42nd Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2018, Blackstone Mortgage Trust, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan (the “2018 Stock Plan”) and the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan (the “2018 Manager Plan”). The 2018 Stock Plan and the 2018 Manager Plan each became effective as of the date of such stockholder approval.

The material features of the 2018 Stock Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on April 20, 2018 (the “Proxy Statement”) in the section entitled “Proposal 4 – Approval of the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan”, which is incorporated herein by reference as Exhibit 99.1. Such description is qualified in its entirety by reference to the 2018 Stock Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The material features of the 2018 Manager Plan are described in the Company’s Proxy Statement in the section entitled “Proposal 5 – Approval of the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan”, which is incorporated herein by reference as Exhibit 99.2. Such description is qualified in its entirety by reference to the 2018 Manager Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 20, 2018, the Company held its Annual Meeting. A quorum was present at the meeting, as required by the Company’s Fourth Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following eight individuals were elected to the Company’s Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Michael B. Nash	51,555,106.31	805,672.00	42,305,650.00
Stephen D. Plavin	51,751,748.31	609,030.00	42,305,650.00
Leonard W. Cotton	51,926,340.31	434,438.00	42,305,650.00
Thomas E. Dobrowski	36,745,393.31	15,615,385.00	42,305,650.00
Martin L. Edelman	51,459,000.31	901,778.00	42,305,650.00
Henry N. Nassau	34,735,172.31	17,625,606.00	42,305,650.00
Jonathan L. Pollack	46,984,333.31	5,376,445.00	42,305,650.00
Lynne B. Sagalyn	37,012,256.31	15,348,522.00	42,305,650.00

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified.

Votes For	Votes Against	Votes Abstained
93,958,925.31	463,776.00	243,727.00

Proposal 3 – Advisory Vote on Executive Compensation: To Approve in a Non-binding, Advisory Vote, the Compensation Paid to Our Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
50,464,795.67	1,446,027.64	449,955.00	42,305,650.00

Proposal 4 – Approval of the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan

The Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,153,014.67	5,792,885.64	414,878.00	42,305,650.00

Proposal 5 – Approval of the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan

The Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,096,371.67	5,841,665.64	422,741.00	42,305,650.00

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan

10.2	Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan

99.1	The section entitled “Proposal 4 – Approval of the Blackstone Mortgage Trust, Inc. 2018 Stock Incentive Plan”, of the Company’s definitive Proxy Statement on Schedule 14A filed by the Company on April 20, 2018 is incorporated herein by reference

99.2	The section entitled “Proposal 5 – Approval of the Blackstone Mortgage Trust, Inc. 2018 Manager Incentive Plan”, of the Company’s definitive Proxy Statement on Schedule 14A filed by the Company on April 20, 2018 is incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: June 20, 2018

	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Head of Legal and Compliance and Secretary